UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 31, 1996





                                    Fansteel Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8676                   36-1058780
(State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)              File Number)           Identification Number)





                    Number One Tantalum Place
                     North Chicago, Illinois                      60064
              (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code  (847) 689-4900



                                     None
             (Former name or address, if changed since last report)


  On August 14, 1996, Fansteel Inc. (the "Registrant") filed a current report on Form 8-K (the "Current Report") pertaining to the acquisition by its wholly-owned subsidiary AST Acquisition Corp. on July 31, 1996 of all of the assets and certain liabilities of American Sintered Technologies, Inc. (AST). At the time of the filing of the Current Report, it was impractical for the Registrant to provide financial statements and pro forma financial information for AST. Pursuant to the instructions for Item 7 of Form 8-K, the Registrant hereby amends Item 7 of the Current Report to include the previously omitted information, as follows:

Item 7.  Financial statements, pro forma financial information and exhibits.

a)   Financial statements

        1)     Financial statements of American Sintered
               Technologies, Inc. at December 31, 1995 and for the year ended December 31, 1995.

        2)     Unaudited financial statements at June 30, 1996
               and for the six month periods ended June 30, 1996 and 1995.

b)   Pro forma financial information

        1) Unaudited pro forma financial information for the Registrant at June 30, 1996 and for the periods ended June 30, 1996 and December 31, 1995.

c)   Exhibits

      2.1) Asset Purchase Agreement, dated July 26, 1996, among AST Acquisition Corp., American Sintered
               Technologies, Inc., and the shareholders of American Sintered Technologies, Inc.*

     99.1)     Press release dated July 31, 1996.*


*Previously filed on August 14, 1996




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                               Fansteel Inc.
                                                               (Registrant)

Date:    October 11, 1996                      \s\ R. Michael McEntee
                                                  R. Michael McEntee
                                      Vice President and Chief Financial Officer















                              Financial Statements

                      American Sintered Technologies, Inc.

                          Year ended December 31, 1995
                       with Report of Independent Auditors





                         Report of Independent Auditors


The Board of Directors and Stockholders
American Sintered Technologies, Inc.

We have audited the accompanying balance sheet of American Sintered Technologies, Inc. as of December 31, 1995, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Sintered Technologies, Inc. at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




\s\ Ernst & Young
September 18, 1996


                      American Sintered Technologies, Inc.
                                  Balance Sheet
                             As of December 31, 1995



          ASSETS
          Current assets:
            Cash and cash equivalents               $   226,557
            Accounts receivable                         677,447
            Inventories
              Raw materials                              94,235
              Work-in-process                           102,560
              Finished goods                            127,139
                                                        323,934
            Other assets - current                       20,968

                Total current assets                  1,248,906

          Property, plant and equipment
            Land                                        114,471
            Buildings                                   863,745
            Machinery and equipment                   2,971,284
                                                      3,949,500
            Less accumulated depreciation            (2,031,103)

                                                      1,918,397

          Total Assets                              $ 3,167,303

          LIABILITIES AND STOCKHOLDERS' EQUITY
          Current liabilities:
            Accounts payable                        $   535,810
            Accrued payrolls                             42,433
            Accrued vacation                             26,000
            Accrued payroll taxes                         6,395
            Accrued interest payable                      4,734
            Accrued commissions                          45,072
            Unearned revenue                             50,000
            Current portion of long-term debt           342,580

              Total current liabilities               1,053,024

          Long-term debt                              1,430,619

          Stockholders' equity:
            Capital stock, no par value; 100,000
             shares authorized; 2,000 shares
             issued and outstanding                     200,400
            Retained earnings                           483,260

              Total stockholders' equity                683,660

          Total liabilities and stockholders'
          equity                                    $ 3,167,303


                         See notes to the financial statements


                      American Sintered Technologies, Inc.
                    Statement of Income and Retained Earnings
                          Year Ended December 31, 1995



          Net sales                                 $ 8,314,996

          Costs and expenses:
            Cost of goods sold                        6,769,090
            Selling, general and administrative         687,741
                                                      7,456,831

          Operating income                              858,165

          Other income (expense):
            Interest income                               6,852
            Interest expense                           (114,847)
            Miscellaneous income                         16,851
                                                        (91,144)

          Net income                                    767,021

          Retained earnings at beginning of year        819,839
          Distributions to shareholders              (1,103,600)

          Retained earnings at end of year          $   483,260



                         See notes to the financial statements



                      American Sintered Technologies, Inc.
                             Statement of Cash Flows

                          Year Ended December 31, 1995



          Cash flows from operating activities:
            Net income                                        $   767,021
            Adjustments to reconcile net income to cash
             provided by (used in) operating activities:
                Depreciation                                      452,946
                Changes in assets and liabilities:
                  Increase in accounts receivable                 (46,101)
                  Increase in inventories                         (31,378)
                  Increase in other assets - current               (4,844)
                  Increase in accounts payable                    261,404
                  Increase in accrued liabilities                  10,913

          Net cash provided by operating activities             1,409,961

          Cash flows from investing activities:
            Capital expenditures                                 (394,464)

          Net cash used in investing activities                  (394,464)

          Cash flows from financing activities:
            Proceeds from long-term debt                          320,500
            Payments of long-term debt                           (294,389)
            Shareholder distributions                          (1,103,600)

          Net cash used in financing activities                (1,077,489)

          Net decrease in cash and cash equivalents               (61,992)
          Cash and cash equivalents at beginning of year          288,549

          Cash and cash equivalents at end of year            $   226,557

          Cash payments for interest                          $   115,002



                         See notes to the financial statements




                      American Sintered Technologies, Inc.
                        Notes to the Financial Statements

1.  DESCRIPTION OF BUSINESS

American Sintered Technologies, Inc. was organized under the laws of the Commonwealth of Pennsylvania on February 9, 1988. The primary business purpose of the Company is the manufacturing of pressed metal products for sale to primarily domestic wholesalers. The Company sells to the automotive, lawn and garden, plumbing, hardware and electrical hardware industries, with the heaviest concentration in the automotive and electrical hardware industries.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include highly liquid debt instruments with an original maturity of three months or less.

INVENTORIES

Inventories are carried at cost, determined on a first-in, first-out basis, but not in excess of market.

PLANT AND EQUIPMENT

Property and equipment additions are recorded at cost. Maintenance, repairs, and renewals are expensed and additions and improvements are capitalized. Depreciation is computed using the Modified Accelerated Cost Recovery System (MACRS). Property and equipment are categorized into the following estimated useful lives in order to compute depreciation expense:

                                                    Years
          Buildings                                 5-31.5
          Machinery and Equipment                   3-7
          Auto and Truck                            5
          Office Equipment                          3-5

INCOME TAXES

The Company, with consent of its shareholders, has elected under the Internal Revenue Code and the tax laws of the Commonwealth of Pennsylvania to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                      American Sintered Technologies, Inc.
                        Notes to the Financial Statements


3.  LONG-TERM DEBT

a)  Long-term debt at December 31, 1995 consisted of the following:

                                                                      Current
                                                         Balance      Portion

          Notes payable to Integra Bank, payable in
          monthly installments of various amounts
          including interest ranging from local prime
          plus 1/2% to local prime plus 2%, final
          payments due between March 1998 and May
          2017, collateralized by certain items of
          property, plant and equipment and certain
          current assets.                              $  904,823   $  155,366

          Note payable to the Commonwealth of
          Pennsylvania, payable in monthly
          installments of $3,479.14 including interest
          at 2%, final payment due May 2001,
          collateralized by certain items of
          equipment.                                      214,155       37,812

          Notes payable to North Central Pennsylvania
          Regional Planning and Development
          Commission, payable in monthly installments
          of various amounts including interest
          ranging from 5% to 5.5%, final payments due
          between February 1997 and September 2000,
          collateralized by certain items of
          equipment.                                      226,619       66,986

          Notes payable to Cameron County Revolving
          Loan Fund, payable in monthly installments
          of various amounts including interest
          ranging from 4% to 4.5%, final payments due
          between July 1997 and November 1999,
          collateralized by certain items of
          equipment.                                      203,579       68,117

          Note payable to Cameron County Industrial
          Planning Corporation, payable in monthly
          installments of $1,554.09 including interest
          at 2%, final payment due September 2009,
          collateralized by certain items of property
          and plant.                                   $   224,023  $   14,299

          Totals                                         1,773,199  $  342,580

          Less:  Current Portion                          (342,580)

          Long Term Debt                               $ 1,430,619



                      American Sintered Technologies, Inc.
                        Notes to the Financial Statements

Maturities of long term debt are as follows:

             Year Ended
           December 31,          Amount

                1996          $   342,580
                1997              345,443
                1998              326,833
                1999              295,793
                2000              163,558
             Thereafter           298,992

               Total          $ 1,773,199

Total interest incurred for the year ended December 31, 1995 was charged to interest expense and none was capitalized.

The Company's loan agreements with the various lenders include, among other items, personal guarantees by all shareholders on all indebtedness. Various life insurance policies which insure the shareholders and are owned by the Company are assigned as additional collateral on all of the loans outstanding with the North Central Pennsylvania Regional Planning and Development Commission and the Cameron County Revolving Loan Fund.

The fair value of the Company's debt is $1,791,500 which was estimated using a discounted cash flow analysis, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

b)  Assets subject to lien are as follows:

          Cost
            Land                                    $    114,471
            Buildings                                    863,745
            Machinery and equipment                    2,971,284
                                                       3,949,500
          Accumulated depreciation                    (2,031,103)

          Net property, plant and equipment
          subject to lien                             1,918,397

          Accounts receivable                            677,447

          Inventory                                      283,934

                                                    $  2,879,778

5.  SUBSEQUENT EVENTS

On July 31, 1996, the Company sold all of its assets and certain liabilities to AST Acquisition Corp., a wholly-owned subsidiary of Fansteel Inc., for the cash price of $6,924,615. In addition to the cash paid, Fansteel Inc. assumed $954,094 of low-interest municipal loans. These loans are subject to approval of transfer by the various agencies, which should be completed within 90 days of the close. Any loan not transferred will be paid off by Fansteel Inc.













                              Financial Statements

                      American Sintered Technologies, Inc.

                                At June 30, 1996
               and For the Six Months Ended June 30, 1996 and 1995
                                   (Unaudited)



                      American Sintered Technologies, Inc.
                                  Balance Sheet
                                  June 30, 1996
                                   (Unaudited)

     ASSETS
     Current assets:
       Cash                                         $   116,206
       Accounts receivable                              984,058
       Inventories
         Raw materials                                  131,230
         Work-in-process                                 92,048
         Finished goods                                 121,828
                                                        345,106
       Other assets - current                            53,696

           Total current assets                       1,499,066

     Property, plant and equipment
       Land                                             114,471
       Buildings                                        869,514
       Machinery and equipment                        3,378,331
                                                      4,362,316
       Less accumulated depreciation                 (2,215,933)

                                                      2,146,383

     Total Assets                                   $ 3,645,449


     LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities:
       Accounts payable                             $   622,334
       Accrued liabilities                              241,854
       Current portion of long-term debt                387,594

         Total current liabilities                    1,251,782

     Long-term debt                                   1,607,454

     Stockholders' equity:
       Capital stock, no par value; 100,000 shares
        authorized; 2,000 shares issued and
        outstanding                                     200,400
       Retained earnings                                585,813

         Total stockholders' equity                     786,213

     Total liabilities and stockholders' equity     $ 3,645,449




                         See notes to the financial statements


                      American Sintered Technologies, Inc.
                    Statement of Income and Retained Earnings
                                   (Unaudited)

                                                         Six Months Ended
                                                       June 30,       June 30,
                                                        1996           1995

     Net sales                                      $ 4,043,071    $ 4,395,172

     Costs and expenses:
       Cost of goods sold                             3,281,379      3,449,330
       Selling and administrative                       368,941        352,018
                                                      3,650,320      3,801,348

     Operating income                                   392,751        593,824

     Other income (expense):
       Interest income                                    2,399          3,599
       Interest expense                                 (57,081)       (56,403)
       Miscellaneous expense                             (8,116)       (12,985)
                                                        (62,798)       (65,789)

     Net income                                         329,953        528,035

     Retained earnings at beginning of year             483,260        819,839
     Distributions to shareholders                     (227,400)      (647,399)

     Retained earnings at June 30                   $   585,813    $   700,475



                         See notes to the financial statements



                      American Sintered Technologies, Inc.
                             Statement of Cash Flows
                                   (Unaudited)

                                                         Six Months Ended

                                                       June 30,       June 30,
                                                        1996           1995

     Cash flows from operating activities:
       Income before income taxes                   $   329,954    $   528,035
       Adjustments to reconcile net income to
         cash provided by (used in) operating
         activities:
           Depreciation                                 184,829        197,101
           Changes in assets and liabilities:
             (Increase) in accounts receivable         (306,611)      (176,712)
             (Increase) in inventories                  (21,173)       (44,961)
             (Increase) in other assets - current       (32,728)       (64,787)
             Increase in accounts payable and
              accruals                                  153,744        388,219

     Net cash provided by operating activities          308,015        826,895

     Cash flows from investing activities:
       Capital expenditures                            (412,815)      (328,831)

     Net cash used in investing activities             (412,815)      (328,831)

     Cash flows from financing activities:
       Proceeds from long-term debt                     400,000        160,000
       Payments of long-term debt                      (178,151)      (138,681)
       Shareholder distributions                       (227,400)      (647,399)

     Net cash used in financing activities               (5,551)      (626,080)

     Net decrease in cash                              (110,351)      (128,016)
     Cash at beginning of year                          226,557        288,549

     Cash at June 30                                $   116,206    $   160,533




                         See notes to the financial statements




                      American Sintered Technologies, Inc.
                          Notes to Financial Statements
                                   (Unaudited)



  The balance sheet at June 30, 1996, and the statements of income and retained earnings and cash flows for the six months ended June 30, 1996 and 1995, are unaudited, but include all adjustments (consisting only of normal and recurring accruals) which the Company considers necessary for fair presentation.

  The accompanying financial statements do not include all disclosures normally provided in annual financial statements and, therefore, should be read in conjunction with the December 31, 1995 financial statements.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  On July 31, 1996, the Company sold all of its assets and certain liabilities to AST Acquisition Corp., a wholly-owned subsidiary of Fansteel Inc., for the cash price of $6,924,615. In addition to the cash paid, Fansteel Inc. assumed $954,094 of low-interest municipal loans. These loans are subject to approval of transfer by the various agencies, which should be completed within 90 days of the close. Any loan not transferred will be paid off by Fansteel Inc.


                                  Fansteel Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 1995
                (in thousands of dollars, except per share data)

                                                                      Pro Forma
                                       American                Pro     Consol.
                                       Sintered    Dr (Cr)    Forma   Statement
                           Fansteel      Tech.    Pro Forma    Adj.      of
                             Inc.        Inc.     Adjustment   Ref.  Operations

     Net Sales            $ 102,598   $   8,315   $                  $ 110,913

     Cost and Expenses
      Cost of products
       sold                  84,952       6,769         210    (1)      91,931
      Selling, general
       and administrative    13,211         688         152    (2)      14,051
                             98,163       7,457         362            105,982

     Operating Income         4,435         858        (362)             4,931

     Other Inc/(Exp)
      Interest income on
       investments            1,216           -        (332)   (3)         884
      Interest other, net        (2)       (108)         83    (4)         (27)
      Other                    (135)         17                           (118)
                              1,079         (91)       (249)               739

     Income Before Income
      Taxes                   5,514         767        (611)             5,670

     Provision for Income
      Taxes                   2,181           -          61    (5)       2,242

     Net Income           $   3,333   $     767   $    (672)         $   3,428

     Net Income Per Share $     .39   $     .09   $    (.08)         $     .40

     Average Common
      Shares Outstanding  8,598,858   8,598,858   8,598,858          8,598,858


                 See explanatory notes for pro forma adjustments


                                  Fansteel Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                         Six Months Ended June 30, 1996
                (in thousands of dollars, except per share data)

                                                                      Pro Forma
                                       American                Pro     Consol.
                                       Sintered    Dr (Cr)    Forma   Statement
                           Fansteel      Tech.     Pro Forma   Adj.       of
                             Inc.        Inc.     Adjustment   Ref.  Operations

     Net Sales            $  59,577   $   4,043   $                  $  63,620

     Cost and Expenses
      Cost of products
       sold                  49,328       3,281         141    (1)      52,750

      Selling, general
       and administrative     7,119         369          52    (2)       7,540
                             56,447       3,650         193             60,290

     Operating Income         3,130         393        (193)             3,330

     Other Inc/(Exp)
      Interest income on
       investments              495           -        (178)   (3)         317
      Interest other, net        (2)        (55)         38    (4)         (19)
      Other                     (47)         (8)                           (55)
                                446         (63)       (140)               243

     Income Before Income
      Taxes                   3,576         330        (333)             3,573

     Provision (Benefit)
      for Income Taxes        1,417           -          (1)   (5)       1,416

     Net Income           $   2,159   $     330   $    (332)         $   2,157

     Net Income Per Share $     .25   $     .04   $    (.04)         $     .25

     Average Common
      Shares Outstanding  8,598,858   8,598,858   8,598,858          8,598,858


                 See explanatory notes for pro forma adjustments


                                  Fansteel Inc.
            Notes to Consolidated Pro Forma Statements of Operations


  The accompanying consolidated pro forma statements of operations reflect the acquisition of AST as if the acquisition had occurred on January 1, 1995. The adjustments to reflect the acquisition are as follows:


1)   Adjustment to Cost of Products Sold:

                                                       1995        1996

               Amortization of goodwill             $     230   $     115
               Adjustment to depreciation
                to reflect step-up in basis
                and conform to Fansteel's
                depreciation methods                     (172)        (26)
               Adjustments to reflect changes
                in compensation to prior owners           152          52

                                                    $     210   $     141


2)   Adjustments to reflect changes in compensation to prior owners.

3)   Elimination of interest earned on investments sold to purchase AST.


4)   Elimination of interest expense on debt of AST not assumed.


5)   Adjustments at statutory rates to Provision (Benefit) for Income
     Taxes:

                                                       1995        1996

               Adjustment to reflect provision for
                income taxes on AST income which
                had been taxed directly to the
                shareholders                        $     301   $     130
               Adjustment for pro forma
                adjustments                              (240)       (131)

                                                    $      61   $      (1)



                                  Fansteel Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                  June 30, 1996
                            (in thousands of dollars)

                                       American                Pro    Pro Forma
                                       Sintered               Forma     Consol.
                           Fansteel      Tech.     Pro Forma   Adj.    Balance
                             Inc.        Inc.     Adjustments  Ref.     Sheet

     Assets:
     Current Assets
      Cash and cash
       equivalents        $   4,950   $     116   $  (1,456)  (1)(5) $   3,610
      Marketable
       securities             3,210           -      (2,981)    (1)        229
      Accounts receivable    18,378         984                         19,362
      Inventories:
       Raw materials and
        supplies              3,915         131                          4,046
       Work-in-process       12,481          92                         12,573
       Finished goods         5,735          82                          5,817
                             22,131         305           -             22,436
       Less: LIFO reserve     6,888           -                          6,888
                             15,243         305           -             15,548
      Other assets -
       current:
       Deferred income
        taxes                 1,150           -                          1,150
       Other                  1,519          54                          1,573
                             44,450       1,459      (4,437)            41,472
     Net Assets of Disc.
      Operations              2,181           -                          2,181
     Property, Plant and
      Equipment
      Land                    1,338         114         (31)             1,421
      Buildings               9,740         870        (270)            10,340
      Machinery and
       equipment             45,572       3,378        (178)            48,772
                             56,650       4,362        (479)            60,533
      Accumulated
       Depreciation          46,404       2,216      (2,216)            46,404
                             10,246       2,146       1,737     (2)     14,129
     Other Assets
      Marketable
       securities            12,589           -      (2,604)    (1)      9,985
      Prepaid pension
       asset                  7,704           -                          7,704
      Deferred income
       taxes                     20           -                             20
      Property held for
       sale                   1,129           -                          1,129
      Goodwill                    -           -       3,455     (3)      3,455
      Other                      53           -                             53

                          $  78,372   $   3,605   $  (1,849)         $  80,128

                 See explanatory notes for pro forma adjustments

                                  Fansteel Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                                    (Cont'd.)
                                  June 30, 1996
                            (in thousands of dollars)


                                        American                Pro   Pro Forma
                                        Sintered               Forma   Consol.
                            Fansteel     Tech.     Pro Forma   Adj.    Balance
                             Inc.        Inc.     Adjustments  Ref.     Sheet

     Liabilities and
      Equity:
     Current Liabilities
      Accounts payable    $  10,694   $     622   $      44     (4)  $  11,360
      Accrued liabilities     8,756         192          (8)    (5)      8,940
      Accrued income
       taxes                    305           -                            305
      Current maturities
       of long-term debt         77         388        (165)    (5)        300
                             19,832       1,202        (129)            20,905

     Long-term Debt             252       1,607        (877)    (5)        982

     Other Liabilities
      Discontinued
       operations             3,500           -                          3,500
      Deferred income
       taxes                  1,621           -                          1,621
                              5,121           -           -              5,121

     Shareholders' Equity
      Preferred stock             -           -                              -
      Common stock           21,497         200        (200)    (6)     21,497
      Unrealized gain on
       marketable
       securities                 2           -                              2
      Retained earnings      31,668         596        (643)    (6)     31,621
                             53,167         796        (843)            53,120

                          $  78,372   $   3,605   $  (1,849)         $  80,128


                 See explanatory notes for pro forma adjustments

                                  Fansteel Inc.
                  Notes to Consolidated Pro Forma Balance Sheet


  The accompanying consolidated pro forma balance sheet reflects the acquisition of AST as if the acquisition had occurred on June 30, 1996. The adjustments to reflect the acquisition are as follows:


1)   Reflects cash purchase price of AST.

2) Reflects write-up of fixed assets to agreed upon purchase price at estimated fair value.

3)   Record goodwill arising from acquisition of AST.

4) Reflects purchase price adjustment payable for working capital account changes from December 31, 1995 to close per Purchase Agreement.

5) Reflects assets not acquired, and liabilities and debt of AST not assumed by Registrant.

6)   Reflects elimination of prior equity of AST.